Farmer Brothers®

NUMBER

DE

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

SERIES A CONVERTIBLE PARTICIPATING CUMULATIVE PERPETUAL PREFERRED STOCK

FARMER BROS. CO.

This instrument represents shares of a duly authorized series of preferred stock of Farmer Bros. Co., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Company," which term includes the successors of Farmer Bros. Co.), titled the "Series A Convertible Participating Cumulative Perpetual Preferred Stock" (the "Series A Preferred Stock"). The Series A Preferred Stock has the voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, set forth in the Company's certificate of incorporation, as it may be amended from time to time, including the Company's certificate of designations relating to the Series A Preferred Stock, as it may be amended from time to time, or as provided by applicable law.

Dated:

FARMER BROS. CO.
INCORPORATED
2004
DELAWARE

David G. Robson
Treasurer and Chief Financial Officer

Thomas J. Mattei, Jr.
Assistant Secretary and General Counsel

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

FARMER BROS. CO.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by entireties

JT TEN – as joint tenants with right of survivorship and not as tenants in common

UTMA – __________ Custodian __________
(Cust) (Minor)
under Uniform Transfers to Minors
Act __________________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received ____ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________

____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________ ______________________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.

Restrictive Legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF (i) THE ASSET PURCHASE AGREEMENT, DATED AUGUST 18, 2017, BY AND AMONG THE COMPANY, BOYD COFFEE COMPANY, AND THE OTHER PARTIES NAMED THEREIN AND (ii) THE CERTIFICATE OF DESIGNATIONS OF SERIES A CONVERTIBLE PARTICIPATING CUMULATIVE PERPETUAL PREFERRED STOCK OF THE COMPANY.

ANY STOCKHOLDER MAY OBTAIN FROM THE PRINCIPAL OFFICE OF THE ISSUER, UPON REQUEST AND WITHOUT CHARGE, A STATEMENT OF THE NUMBER OF SHARES CONSTITUTING EACH CLASS OR SERIES OF STOCK AND THE DESIGNATION THEREOF; AND A COPY OF THE POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND / OR RIGHTS AND THE BYLAWS.